                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 10, 2004
                           -------------------------------
                Date of Report (Date of earliest event reported)

                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

          PENNSYLVANIA                   0-19028                23-2254643
         -------------                   -------                ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification No.)


                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                             ----------------------
                    (Address of principal executive offices)

                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)

                                      N/A
                                --------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

      On November 10, 2004, the Registrant's Board of Directors approved, adopted and ratified a new set of bylaws. The text of the new set of bylaws is filed herewith as Exhibit 3(ii) and incorporated herein by reference.

ITEM 9.01 EXHIBITS

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
EXHIBIT NO.                   DESCRIPTION
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
   3(ii)        Bylaws, dated as of November 10, 2004.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004                   CCFNB Bancorp, Inc.

                                          By: /s/ Lance O. Diehl
                                              ----------------------------------
                                          Name:   Lance O. Diehl
                                          Title:  President and Chief Executive
                                                   Officer